UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2004


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          OREGON                           0-12853                93-0370304
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)


13900 NW Science Park Drive, Portland, Oregon                       97229
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141




                                    No Change

          (Former name or former address, if changed since last report)


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Item 12.  Results of Operations and Financial Condition.

     On June 29, 2004, Electro Scientific Industries, Inc. (the "Company") announced its financial results for fiscal year 2004 and the fourth quarter of that fiscal year. The Company's press release announcing these events is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 29, 2004.


                                Electro Scientific Industries, Inc.



                                By   /s/ J. Michael Dodson
                                     ----------------------------------------
                                     J. Michael Dodson
                                     Senior Vice President of Administration,
                                     Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated June 29, 2004.